UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 7, 2002
                                                 ---------------

MORTGAGE ASSET SECURITIZATION TRANSACTIONS, INC. (as depositor under the Pooling and Servicing Agreement, relating to the MASTR Asset Securitization Trust 2002-7 Mortgage Pass-Through Certificates, Series 2002-7)

                MORTGAGE ASSET SECURITIZATION TRANSACTIONS, INC.
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             (Exact name of registrant as specified in its charter)

           Delaware                   333-98155                  06-1204982
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(State or other jurisdiction of      (Commission                (IRS Employer
        incorporation)               File Number)            Identification No.)

1285 Avenue of the Americas, New York, New York                         10019
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   (Address of principal executive offices)                           (Zip Code)

Registrant's telephone number, including area code (212) 713-2000
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          (Former name or former address, if changed since last report)

ITEM 5.     Other Events

            Attached as exhibits are certain Collateral Term Sheets (as defined in the no-action letter dated May 20, 1994 issued by the Securities and Exchange Commission to Kidder, Peabody Acceptance Corporation-I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation (the "Kidder Letter") as modified by a no-action letter (the "First PSA No-Action Letter") issued by the staff of the Commission on May 27, 1994 to the Public Securities Association (the "PSA") and as further modified by a no-action letter (the "Second PSA No-Action Letter") issued by the staff of the Commission on March 9, 1995 to the
PSA) prepared by UBS Warburg LLC, which are hereby filed pursuant to such letter.

ITEM 7.     Financial Statements and Exhibits

            (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                             Description
-----------------                       -----------

      99 Collateral Term Sheets prepared by UBS Warburg LLC in connection with MASTR Asset Securitization Trust 2002-7 Mortgage Pass-Through Certificates,
                                        Series 2002-7

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        MORTGAGE ASSET SECURITIZATION
                                        TRANSACTIONS, INC.

October 8, 2002

                                        By:    /s/ Craig Eckes
                                            ------------------------------------
                                            Name:  Craig Eckes
                                            Title: Director

                                        By:    /s/ Peter Ma
                                            ------------------------------------
                                            Name:  Peter Ma
                                            Title: Director

                                INDEX TO EXHIBITS

                                                                  Paper (P) or
Exhibit No.       Description                                     Electronic (E)
-----------       -----------                                     --------------

99                Collateral Term Sheets prepared by UBS                E
                  Warburg LLC in connection with MASTR Asset
                  Securitization Trust 2002-7 Mortgage
                  Pass-Through Certificates, Series 2002-7